EXHIBIT 10.2

May 8, 2006

Ms. Deidre Samuels

Director, Global Treasury and Risk Management

International Rectifier Corp.

233 Kansas Street

El Segundo, CA 90245

Dear Deidre:

Pursuant to the ISDA Master Agreement entered into between BNP Paribas Paris and International Rectifier Corp. dated as of July 1, 1999 as amended, the following is a list of the economic terms and related information as to the transaction entered into by the parties on May 8, 2006. The details included in this memorandum are solely for information and reference purposes only, and are not meant to replace, modify or otherwise amend the terms contained in the Confirmations or Master Agreement executed between the parties.

Value Date	International Rectifier Sells JPY	International Rectifier Buys USD	Rate	Our Confirmation Reference Number
27-Jun-2006	507,500,000	5,000,000	101.50	3093570-1
27-Sep-2006	507,500,000	5,000,000	101.50	3093570-2
27-Dec-2006	507,500,000	5,000,000	101.50	3093570-3
27-Mar-2007	507,500,000	5,000,000	101.50	3093570-4
27-Jun-2007	507,500,000	5,000,000	101.50	3093570-5
27-Sep-2007	507,500,000	5,000,000	101.50	3093570-6
27-Dec-2007	507,500,000	5,000,000	101.50	3093570-7
27-Mar-2008	507,500,000	5,000,000	101.50	3093570-8
27-Jun-2008	507,500,000	5,000,000	101.50	3093570-9
26-Sep-2008	507,500,000	5,000,000	101.50	3093570-10
26-Dec-2008	507,500,000	5,000,000	101.50	3093570-11
27-Mar-2009	507,500,000	5,000,000	101.50	3093570-12
26-Jun-2009	507,500,000	5,000,000	101.50	3093570-13
25-Sep-2009	507,500,000	5,000,000	101.50	3093570-14
24-Dec-2009	507,500,000	5,000,000	101.50	3093570-15
26-Mar-2010	507,500,000	5,000,000	101.50	3093570-16
25-Jun-2010	507,500,000	5,000,000	101.50	3093570-17
27-Sep-2010	507,500,000	5,000,000	101.50	3093570-18
24-Dec-2010	507,500,000	5,000,000	101.50	3093570-19
25-Mar-2011	507,500,000	5,000,000	101.50	3093570-20
Client Notional	10,150,000,000	100,000,000

Very truly yours,

James M. Kaufman
Director
BNP Paribas

787 SEVENTH AVENUE • NEW YORK, NY 10019-6016 • (212) 841-2000 • FAX (212) 841-2146 • TELEX 666928 • www.bnpparibas.com